                                                 HANCOCK HOLDING COMPANY

                                                        March 3, 2006

         You are cordially  invited to attend the Company's  annual  meeting on March 30, 2006. The meeting will begin promptly at 5:30 p.m., local time, at the Orange  Grove-Lyman  Community  Center,  13472 Highway
49-North, Gulfport, Mississippi.

         The  official  Notice  of  Meeting,  Proxy  Statement  and Form of Proxy  are  included  with this letter.  The matters listed in the Notice of Meeting are described in detail in the Proxy Statement.

         The vote of every  shareholder  is important.  Regardless of whether or not you plan to attend the annual  meeting in Gulfport,  please sign,  date and promptly  mail your proxy.  The Board of Directors and
Management look forward to greeting those shareholders that are able to attend.

                                                              Sincerely,

                                                               /s/ Leo W. Seal, Jr.

                                                              Leo W. Seal, Jr.
                                                                President

                                          Hancock Holding Company
                                             One Hancock Plaza
                                             2510 14th Street
                                            Gulfport, MS 39501
                                              (228) 563-6559
                                               March 3, 2006

                                 NOTICE OF annual MEETING OF SHAREHOLDERS

        The  annual  meeting  of  shareholders  of  Hancock  Holding  Company  will be held at the  Orange
Grove-Lyman  Community Center, 13472 Highway 49-North,  Gulfport, MS 39503, on March 30, 2006 at 5:30 p.m.,
local time for the following purposes:

    1.  To  elect  four  (4)  directors  to hold  office  for a term of  three  (3)  years  or  until  their successors are elected and qualified. (Item 1)

    2.  To vote on approval of the  appointment of KPMG LLP, as the  Independent  Public  Accountants  for
        the Company. (Item 2)

        Only those shareholders of record at the close of business on February 14, 2006 shall be entitled to notice of, and to vote at, the meeting or any adjournments thereof.

        WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE  MEETING,  PLEASE  DATE,  SIGN AND RETURN  PROMPTLY
THE ACCOMPANYING PROXY.  IF YOU DO ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE IN PERSON.

                                                 By Order of the Board of Directors

                                                 /s/ Leo W. Seal, Jr.           /s/ George A. Schloegel

                                                 Leo W. Seal, Jr.               George A. Schloegel
                                                 President                      Chief Executive Officer

                                          Hancock Holding Company
                                             One Hancock Plaza
                                             2510 14th Street
                                        Gulfport, Mississippi 39501
                                              Proxy Statement
                                             February 28, 2005

This proxy statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Hancock Holding Company (the “Company” or “HHC”) for the annual meeting of shareholders to be held on March 30, 2006, 5:30 p.m., local time, at the Orange Grove-Lyman Community Center, 13472 Highway 49-North, Gulfport, Mississippi. Only shareholders of record at the close of business on February 14, 2006 are entitled to notice of and to vote at the meeting. It is expected the Proxy Materials will be mailed on or before March 3, 2006.

This proxy solicitation is made by the Board of Directors of HHC. Nominees are advised prior to record date to submit their request for proxy solicitation materials, and they are shipped overnight to nominees or their designated agent for process to non-objecting beneficial owners and objecting beneficial owners.

Holders of record of the Company’s Common Stock, par value $3.33 per share (the “Common Stock”) as of February 14, 2006 (the “Record Date”) are entitled to vote at the meeting or any adjournment thereof. Each share of Common Stock entitles the holder thereof to one (1) vote on each matter presented at the Annual Meeting for shareholder approval. On February 14, 2006, 32,570,046 shares of Common Stock were outstanding and entitled to vote. The presence at the Annual Meeting, in person or by proxy, of a majority of the shares of Common Stock outstanding and entitled to vote on February 14, 2006 will constitute a quorum.

Pursuant to Mississippi Law and the Company’s Bylaws, action on a matter (other than the election of Directors) is approved if the votes cast favoring the action exceed the votes cast opposing the action, unless the Company’s Articles of Incorporation or Mississippi Law specifically requires a greater number of affirmative votes on a particular matter. Abstentions and broker non-votes are only for the purpose of determining whether a quorum is present at the meeting. Broker non-votes and shareholder abstentions are not counted in determining whether or not a matter has been approved by shareholders.

Pursuant to Mississippi Law and the Company’s Bylaws, directors are elected by a plurality of the votes cast in the election of directors. A “plurality” means that the individuals with the largest number of favorable votes are elected as directors, up to the maximum number of directors to be chosen at the meeting.

Shareholders of the Company do not have cumulative voting rights with respect to the election of directors at the Annual Meeting. A shareholder has the right to vote the number of shares owned in the election of each director. With respect to the election of four (4) directors to hold office for the terms indicated here in, the nominees receiving the most votes, up to four (4), will be elected. If the Proxy is marked to vote for the four (4) directors as a group, one vote will be cast for each director for each share entitled to vote. If any shareholder wishes to vote for fewer than four (4) directors, they may line through or otherwise strike out the name of any nominee.

Any person giving a Proxy has the right to revoke it at any time before it is exercised. A shareholder may revoke his Proxy: (1) by personally appearing and choosing to vote at the Annual Meeting; (2) by written notification to the Company which is received prior to the exercise of the Proxy; or (3) by a subsequent Proxy executed by the person executing the prior Proxy and presented at the Annual Meeting. All properly executed Proxies, if not revoked, will be voted as directed on all matters proposed by the Board of Directors, and, if the shareholder does not direct to the contrary, the shares will be voted “FOR” Items 1 and 2 as described below.

Corporate Communications, Inc. is contracted by the Company to solicit proxy requests at a cost of approximately $3,500, plus customary expenses. The contact at Corporate Communications, Inc. is Mr. Roy Alley, 523 Third Avenue South, Nashville, Tennessee 37210. He can be reached at telephone number (615) 254-3376. All nominees and brokers will be reimbursed the allowable charges as per U.S. Securities and Exchange Commission regulations. The Company will bear the cost of the solicitation of proxy materials. All requests for payment should be directed to: Hancock Holding Company, Investor Relations, P.O. Box 4019, Gulfport, MS 39502. Solicitation of proxies will be primarily by mail. Officers, directors, and employees of the Company and its subsidiaries, Hancock Bank and Hancock Bank of Louisiana, and Hancock Bank of Florida (hereinafter referred to collectively as the "Banks") also may solicit Proxies personally.

Any shareholder, or their appointed agent, who has any questions concerning the procedures for voting their proxy or the annual meeting should contact the Corporate Investor Relations Department, attention Paul D. Guichet at (228) 563-6559 or 1-800-522-6542 ext. 86559.

MANAGEMENT PROPOSALS:

ITEM 1 -- ELECTION OF DIRECTORS

The Board of Directors, by a vote of a majority of the full Board, has nominated the persons named below for election to serve as directors. The term of each four (4) newly elected directors will expire at the Annual Meeting of Shareholders as indicated or when his successor has been elected and qualified.

The Company’s Articles of Incorporation provide for a Board of at least nine (9) directors classified into three (3) classes of directors. At each annual meeting each class of directors whose term has expired will be elected to hold office until the third succeeding annual meeting or until their successor has been elected and qualified.

It is the intent of the persons named in the Proxy to vote such Proxy “FOR” the election of the nominees listed below, unless otherwise specified in the Proxy. In the event that any such nominee should be unable to accept the office of director, which is not anticipated, it is intended that the persons named in the Proxy will vote for the election of such person in the place of such nominee as the Board of Directors may recommend.

Nominations for the election to the Board of Directors, other than those made by or at the direction of the Board of Directors, may be made by a shareholder by delivering written notice to the Company’s Corporate Secretary not less than fifty (50) nor more than ninety (90) days prior to the meeting at which directors are to be elected, provided that the Company has mailed the first notice of the meeting at least sixty (60) days prior to the meeting date. If the Company has not given such notice, shareholder nominations must be submitted within ten (10) days following the earlier of: (i) the date that notice of the date of the meeting was first mailed to the shareholders, or (ii) the date on which public disclosure of such date was made. The shareholder’s notice must set forth as to each nominee: (i) the name, age, business address and residence address of such nominee; (ii) the principal occupation or employment of such nominee; (iii) the class and number of shares of the Company’s Common Stock which are beneficially owned by such nominee; and (iv) any other information relating to such nominee that may be required under federal securities laws to be disclosed in solicitations of proxies for the election of Directors. The shareholder’s notice must also set forth as to the shareholder giving notice: (i) the name and address of such shareholder; and (ii) the class and amount of such shareholder’s beneficial ownership of the Company’s Common Stock.

If the information supplied by the shareholder is deficient in any material aspect or if the foregoing procedure is not followed, the chairman of the Annual Meeting may determine that such shareholder’s nomination should not be brought before the meeting and that such nominee shall not be eligible for election as Director of the Company.

NOMINEES FOR DIRECTOR
Alton G. Bankston - currently a Director
         Additional information for Mr. Bankston can be found in the section describing directors of the
Company.

James H. Horne - currently a Director
         Additional information for Mr. Horne can be found in the section describing directors of the
Company.

George A. Schloegel - currently a Director
         Additional information for Mr. Schloegel can be found in the section describing directors of the
Company.

Christine L. Smilek - currently a Director
         Additional information for Ms. Smilek can be found in the section describing directors of the
Company.

The Board of Directors Recommends you vote FOR Item 1.
ITEM 2 -- APPROVAL OF INDEPENDENT PUBLIC ACCOUNTANTS

The Board of Directors has appointed KPMG LLP, a firm of independent certified public accountants, as auditors for the fiscal year ending December 31, 2006, and until their successors are selected.

The Company has been advised that neither the firm nor any of its partners has any direct or any material indirect financial interest in the securities of the Company or any of its subsidiaries, except as auditors and consultants on accounting procedures and tax matters. The Board does not anticipate that representatives of KPMG LLP will be in attendance at the Annual Meeting, be present to make a statement or be available to respond to questions.

As previously disclosed in the 2004 Proxy Statement and Form 8-K/A dated January 26, 2004 and filed with the Securities and Exchange Commission, on January 20, 2004, the Company dismissed Deloitte & Touche LLP as its independent auditors, after Deloitte & Touche LLP completed its audit of the financial statements of the Company for the fiscal year ended December 31, 2003. The Audit Committee of the Board of Directors of the Company approved the decision to change auditors.

During the two fiscal years ended December 31, 2003 and 2002, there were no disagreements between the Company and Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Deloitte & Touche LLP’s satisfaction, would have caused Deloitte & Touche LLP to make reference to the subject matter of the disagreements in their reports on the financial statements for such years.

During the two fiscal years ended December 31, 2003 and 2002, Deloitte & Touche LLP’s reports on financial statements of the Company did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the two fiscal years ended December 31, 2003 and 2002, the Company did not consult with Deloitte & Touche LLP regarding any of the matters or events set forth in Item 304(a)(1)(v) of Regulation S-K.

Although not required to do so, the Board of Directors has chosen to submit its appointment of KPMG LLP for ratification by the Company’s shareholders. It is the intention of the persons named in the Proxy to vote such Proxy FOR the ratification of this appointment. If this proposal does not pass, the Board of Directors will reconsider the matter. The proposal will be ratified if the votes cast favoring the appointment exceed the votes cast opposing it.

The Board of Directors Recommends you vote FOR Item 2.

DIRECTORS OF HHC
Alton G. Bankston
         Director of the  Company  since  2005.  Retired  Owner of Bankston  Paint  Center,  Inc.,  Biloxi,
Mississippi.  Former  President of the Greater  Biloxi  Economic  Foundation.  Member of the  University of
Southern  Mississippi  President's  Advisory Board and Mississippi  Gulf Coast Community  College Board. An
Advisory Director of Hancock Bank since 1995.
         Term of Office: If re-elected, for a three-year period to expire 2009.
         Age: 64

Frank E. Bertucci
         Director of the Company  since  2000.  Since 1978,  Mr.  Bertucci  has been  employed  with F.E.B.
Distributing  Co.,  Inc.,  a  regional  beverage  wholesaler  and  currently  serves as its  President.  An
Advisory Director of Hancock Bank since 1995.
         Term of Office: For a three-year period to expire 2008.
         Age: 49

Joseph F. Boardman, Jr.
         Director of the Company  since 1984,  Chairman  of the Board  since  1987.  Retired  President  of
Coast Materials Company (Ready Mixed Concrete  Business),  Gulfport,  Mississippi.  An Advisory Director of
Hancock Bank since 1972.
         Term of Office: For a three-year period to expire in 2008.
         Age: 76

Don P. Descant
         Director of the Company  since 2005.  President  of M.D.  Descant  Inc.  Former  President  of the
Louisiana  Association  of  General  Contractors.  Vice  Chairman  of Bunkie  General  Hospital  and former
President of the Bunkie Chamber of Chamber of Commerce. Director of Hancock Bank of Louisiana since 1995.
         Term of Office: For a two-year period to expire in 2007.
         Age: 57

James B. Estabrook, Jr.
         Director of the Company since 1995.  Mr.  Estabrook's  principal  occupation has been as President of Estabrook  Motor Co., Inc.  since 1967.  Mr.  Estabrook  also serves in the  capacities at the companies indicated:  President of Weaver Motor Co., Inc.  (Automobile  Dealerships);  President of Auto Credit, Inc.
(Auto  Finance  Business);   General  Partner,  Estabrook  Properties,  LP  (Real  Estate  Business);  Vice
President,  Falcon Leasing and Rental,  Inc., (Daily Rental Automobile Business)  Pascagoula,  Mississippi.
An Advisory Director of Hancock Bank since 1985.
         Term of Office: For a three-year term to expire in 2007.
         Age: 61

James H. Horne
         Director  of the  Company  since  2000.  Mr.  Horne is  owner  of  Capital  Properties,  Inc.  and
Valuation  Specialist,  Inc.,  specializing in real estate development and appraisal for over 20 years. Mr.
Horne is also  President of Ocean Springs Self Storage,  Inc.,  Ocean  Springs,  Mississippi;  President of
Gulfport Self Storage,  Inc.,  Gulfport,  Mississippi;  President of Grelot Self  Storage,  Inc.,  Gautier,
Mississippi;  Gautier Self Storage,  Inc.,  Gautier,  Mississippi;  Market Street  Properties (Self Storage
business), Biloxi, Mississippi.  An Advisory Director of Hancock Bank since 1995.
         Term of Office: If re-elected, for a three-year period to expire 2009.
         Age: 54

Charles H. Johnson, Sr.
         Director  of the  Company  since 1987.  Business  Manager  since 1961 and  previous  President  of
Charles H. Johnson, Inc. (Residential General Contracting Business),  Diamondhead,  Mississippi;  Treasurer
since 1965, Universal Warehouse,  Inc.,  (Mini-Storage  Business),  Diamondhead,  Mississippi.  An Advisory
Director of Hancock Bank since 1977.
         Term of Office: For a three-year period to expire 2008.
         Age: 72

John H. Pace
         Director of the Company since 2005. Retired President of Interstate  Companies of Louisiana,  Inc.
Chairman of Our Lady of the Lake  Regional  Hospital  Capital  Fund.  Director of Hancock Bank of Louisiana
since 1990 and an Advisory Director of Hancock Bank since 2002.
         Term of Office: For a three-year period to expire in 2008.
         Age: 75

Robert W. Roseberry
         Director of the Company  since 2001.  President of Northern  Division of Hancock  Bank,  Gulfport,
Mississippi,  since 2001.  Chairman and Chief Executive  Officer of Lamar Capital  Corporation from 1998 to
2001.  President  and Chief  Executive  Officer of Lamar Bank from 1986 to 1998.  Mr.  Roseberry  served in various capacities with Lamar Bank from 1971 to 1986. Director of Lamar Bank since 1972.
         Term of Office: For a three-year term to expire in 2007.
         Age: 55

George A. Schloegel
         Director  of the  Company  since 1984.  President,  Hancock  Bank,  Gulfport,  Mississippi,  since
1990, Vice Chairman of the Board of Hancock  Holding Company since 1984 and named Chief Executive  Officer,
Hancock Holding Company 2000;  Director of Hancock Bank of Louisiana,  since 1990.  Director of Mississippi
Power  Company,  Gulfport,  Mississippi.  Mr.  Schloegel  was  employed  part-time  with  Hancock Bank from
1956-1959  and began  full-time  employment  in 1962.  He served in various  capacities  until  being named
President in 1990.
         Term of Office: If re-elected, for a three-year term to expire in 2009.
         Age: 65

Leo W. Seal, Jr.
         Director of the Company since 1984.  President,  Hancock Bank, Gulfport,  Mississippi from 1963 to
1990;  President  of Hancock  Holding  Company  since  1984,  Chief  Executive  Officer  from 1984 to 2000;
Advisory  Director,  Hancock Bank of Louisiana  since 1993.  Hancock Bank employed Mr. Seal in 1947. He was elected to the Board of Directors  of Hancock  Bank in 1961 and named  President in 1963 and in 1977 he was named Chief Executive Officer.
         Term of Office: For a three-year period to expire in 2007.
         Age: 81

Christine L. Smilek
         Director of the Company  since 2000.  Ms.  Smilek is a Certified  Public  Accountant  and owner of
Smilek, CPA since 1991.  An Advisory Director of Hancock Bank since 1995.
               Term of Office: If re-elected, for a three-year period to expire in 2009.
               Age: 45

George A. Schloegel is a director of Mississippi Power Company, Gulfport, Mississippi. None of the other Directors of the Company are directors of another company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the reporting requirements of Section 15(d) of the Act, or registered as an investment company under the Investment Company Act of 1940.

A majority of the Company’s directors are independent as defined in NASDAQ listing standards. No family relationship exists between any directors, executive officers, or persons nominated to become a director of the Company.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors and executive officers, and persons who own more than ten percent of a registered class of the Company’s equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock of the Company. Officers, directors and greater than ten percent stockholders are required to furnish the Company with copies of all Section 16(a) forms they file.

On February 24, 2006, a report on Form 5 was filed with the Securities and Exchange Commission on behalf of Mr. Robert W. Roseberry for transactions, which occurred on March 17, 2005, March 18, 2005 and March 23, 2005. Other than this report, to the Company’s knowledge, based solely on review of the copies of such reports furnished to the Company and representations that no other reports were required during the fiscal year ended December 31, 2005, the officers, directors and greater than ten percent beneficial stockholders have complied with all applicable Section 16(a) reporting requirements.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table sets forth information concerning the number of shares of Common Stock of the Company held as of December 31, 2005 by the only shareholders who are known to management to be the beneficial owners of more than five percent (5%) of the Company’s outstanding shares:

Name and Address                   Amount and                   Percent
of Beneficial Owner                Nature of                    of Class
                                   Beneficial Ownership(1)
                                   of Common Stock
--------------------------------------------------------------------------------

Hancock Bank Trust Department      3,919,732.9(2)               11.80%
One Hancock Plaza
Gulfport, Mississippi 39501

Leo W. Seal, Jr.                   4,077,783.2(3)               12.28%
408 North Beach Blvd.
Bay St. Louis, Mississippi
39520
------------------------
(1)  Constitutes sole ownership unless otherwise indicated.
(2)  Consists  of shares  held and  voted by the  Hancock  Bank  Trust  Department  as  trustee  for 82 different  accounts.  Within  these 82  accounts,  the  Trust  Department  has sole  voting  rights on
     3,919,732.9  shares.  The Trust Department has the sole right to dispose of 3,276,865.2 shares and the shared right to dispose of 304,168.7 shares.
(3)  Includes  8,552 shares owned by Mr. Seal's spouse,  360,000  shares held in a marital  trust,  and
     1,304,468  shares held in fiduciary  capacity in the Trust Department of Hancock Bank, as to which Mr.
     Seal has sole voting and dispositive  rights. Mr. Seal's sister and her children are the beneficiaries of this  trust and  therefore  they have the right to receive  and the power to direct the  receipt of dividends  from, or the proceeds  from the ownership of these  1,304,468  shares.  Mr. Seal  disclaims beneficial  ownership  of these  1,304,468  shares.  Also  included  are  103,949  options  and 18,000 restricted stock awards granted to Mr. Seal in the 1996 Long-Term Incentive Plan.

SECURITY OWNERSHIP OF MANAGEMENT
(As of December 31, 2005)

Name of Beneficial Owner                             Amount and
                                                     Nature of
                                              Beneficial Ownership(1)                 Percent
                                                   of Common Stock                    of Class

----------------------------------------------------------------------------------------------
Directors

Alton G. Bankston                                       2,534   (2)                     0.01%
Frank E. Bertucci                                       2,412   (3)                     0.01%
Joseph F. Boardman, Jr.                                32,178   (4)                     0.10%
Don P. Descant                                          4,284   (1)                     0.01%
James B. Estabrook, Jr.                                16,782   (5)                     0.05%
James H. Horne                                         18,285   (6)                     0.06%
Charles H. Johnson, Sr.                                23,012   (1)                     0.07%
John H. Pace                                            2,910   (1)                     0.01%
Robert W. Roseberry                                   167,478   (7)                     0.50%
George A. Schloegel                                   610,398   (8)                     1.84%
Leo W. Seal, Jr.                                    4,077,783   (9)                    12.28%
Christine L. Smilek                                     1,448  (10)                     0.01%

Executive Officers
Michael M. Achary                                      20,460  (11)                     0.06%
Carl J. Chaney                                        136,673  (12)                     0.41%
Robert E. Easterly                                     58,208  (13)                     0.18%
Edward G. Francis                                      31,459  (14)                     0.10%
John M. Hairston                                      136,884  (15)                     0.41%
Richard T. Hill                                        78,176  (16)                     0.24%
D. Shane Loper                                         33,321  (17)                     0.10%
 Joy Lambert Phillips                                  19,667  (18)                     0.06%
Alfred G. Rath                                         34,687  (19)                     0.10%
Clifton J. Saik                                        64,731  (20)                     0.20%
Charles A. Webb, Jr.                                   42,624  (21)                     0.13%
Directors and Executive Officers as a               5,626,394  (22)                    16.94%
group (18 persons)
-----------------------------
(1)  Constitutes sole ownership unless otherwise indicated.
(2)  Includes 301 shares held jointly with Mr.  Bankston's  spouse,  1,961 shares held in the Company's
     Dividend Reinvestment Plan and 272 shares held in the Director's Deferred Compensation Plan.
(3)  Includes 2,403 shares held in the Company's Dividend Reinvestment Plan.
(4)  Includes 13,200 shares held by Mr. Boardman's spouse.
(5)  Includes 5,607 shares held in the  Director's  Deferred  Compensation  Plan and 3,084 shares owned by Mr. Estabrook's children.
(6)  Includes  1,342 shares held by Mr.  Horne's  spouse;  1,950 shares owned  jointly by Mr. Horne and his spouse; 2,349 shares owned jointly with his children;  2,209 shares held in the Director's Deferred
     Compensation Plan; and 9,052 shares held by Mr. Horne's company.
(7)  Includes  19,313 shares held jointly by Mr.  Roseberry and his wife;  14,776 shares held in an IRA for Mrs. Roseberry;  27,594 shares held jointly with children; 2,188 shares held by Mrs. Roseberry and her son; 200 shares held individually by Mr. Roseberry's daughter; and 2,400 options.
(8)  Includes  112,952 shares held jointly by Mr.  Schloegel and his spouse;  621 shares owned directly by Mr.  Schloegel's  spouse;  2,336 shares held in the Company's  Dividend  Reinvestment  Plan, 11,493 shares held in the Company's  401(k) plan, 2,888 shares held in an IRA, and 175,995 options and 18,000 restricted stock awards granted to Mr. Schloegel in the 1996 Long-Term Incentive Plan.
(9)  Includes  8,552  shares held by Mr.  Seal's  spouse,  360,000  shares held in marital  trust,  and
     1,304,468  shares held in fiduciary  capacity in the Trust Department of Hancock Bank, as to which Mr.
     Seal has sole voting and dispositive  rights. Mr. Seal's sister and her children are the beneficiaries of this  trust and  therefore  they have the right to receive  and the power to direct the  receipt of dividends  from, or the proceeds from the ownership of these  1,304,468  shares.  Mr. Seals  disclaims beneficial  ownership  of these  1,304,468  shares.  Also  included  are  103,949  options  and 18,000 restricted stock awards granted to Mr. Seal in the 1996 Long-Term Incentive Plan.
(10) Includes  313 shares held in the  Company's  Dividend  Reinvestment  Plan,  293 shares held in the
     Director's Deferred Compensation Plan, 711 shares held by Ms. Smilek's spouse.
(11) Includes 205 shares held in the Company's  Dividend  Reinvestment  Plan,  13,800 options and 2,600 restricted stock awards.
(12) Includes  16,700  shares held by Mr.  Chaney's  spouse;  207 shares held jointly by Mr. Chaney and his spouse in the Company's  Dividend  Reinvestment  Plan, 638 shares for the benefit of Mr.  Chaney's children,  and 89,996  options and 9,000  restricted  stock awards  granted to Mr.  Chaney in the 1996
     Long-Term Incentive Plan.
(13) Includes 92 shares  owned by Mr.  Easterly's  spouse;  331 shares held in the  Company's  Dividend
     Reinvestment  Plan,  43,200 options and 3,000  restricted  stock awards granted to Mr. Easterly in the
     1996 Long-Term Incentive Plan.
(14) Includes 300 shares held by Mr. Francis'  spouse,  300 shares held in an IRA, 2,039 shares held in the Company's  Dividend  Reinvestment Plan, 16,100 options and 2,000 restricted stock awards granted to
     Mr. Francis in the 1996 Long-Term Incentive Plan.
(15) Includes  310  shares  for the  benefit  of Mr.  Hairston's  children,  98,996  options  and 9,000 restricted stock awards granted to Mr. Hairston in the 1996 Long-Term Incentive Plan.
(16) Includes 4,828 shares held in the Company's  401(k) plan,  3,208 shares held in the Employee Stock
     Purchase  Plan,  8,000 shares held in an IRA, 72 shares held in the  Company's  Dividend  Reinvestment
     Plan,  49,498  options and 4,500  restricted  stock awards  granted to Mr. Hill in the 1996  Long-Term
     Incentive Plan.

(17) Includes  140 shares held by Mr.  Loper's  spouse,  1,592  shares held in the  Company's  Dividend
     Reinvestment  Plan,  204 shares held in the Employee Stock Purchase Plan, and 26,200 options and 4,442 restricted stock awards granted to Mr. Loper in the 1996 Long-Term Incentive Plan.
(18) Includes  1,567  shares  held  in the  Employee  Stock  Purchase  Plan,  16,600  options  and  900 restricted stock awards granted to Ms. Phillips in the 1996 Long-Term Incentive Plan.
(19) Includes  487 shares  held for the  benefit  of Mr.  Rath's  children,  32,400  options  and 3,600 restricted stock awards granted to Mr. Rath in the 1996 Long-Term Incentive Plan.
(20) Includes 63 shares held by Mr. Saik's  children,  4,156 shares held in the Company's  401(k) plan,
     45,750 options and 4,500 restricted  stock awards granted to Mr. Saik in the 1996 Long-Term  Incentive
     Plan.
(21) Includes 31,765 shares held jointly with Mr. Webb's spouse.
(22) Includes  all  shares  held as a group  by all  the  Company  Directors  and  Executive  Officers,
     including  shares  disclaimed  by Mr. Seal as noted in footnote  #9 above.  This group  consists of 23 persons.

                                          EXECUTIVE COMPENSATION
                                   SUMMARY MANAGEMENT COMPENSATION TABLE
------------------------------------------------------------------------------------------------------------
                                            Annual Compensation               Long-Term Compensation
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Name and                                                  Other Annual   Restricted    Stock      All Other
Principal                                       Bonus     Compensation   Stk Awards  Options   Compensation
Position                         Year  Salary  ($)(11)             ($)       ($)(9)      (#)            ($)
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George A. Schloegel              2005  437,400 241,564      132,299(1)   187,380(3)   24,999     12,960(10)
Vice Chm & CEO, HHC              2004  408,738 208,251      188,332(1)   167,820(3)   20,000       5,000(2)
                                 2003  405,000 219,409          17,360   134,160(3)   20,000       1,769(2)

Leo W. Seal, Jr.                 2005  119,000       0      16,381(14)   187,380(4)   12,899  33,468(2)(10)
President, HHC                   2004  119,000       0           8,832   167,820(4)   10,800      20,506(2)
                                 2003  119,000       0          10,644   134,160(4)   10,800      20,504(2)

Carl J. Chaney                   2005  255,000 106,372               0    93,690(5)   18,000      6,480(12)
EVP & CFO, HHC                   2004  228,462  86,623               0    83,910(5)   18,000              0
                                 2003  210,577  89,921               0    67,080(5)   18,000              0

John M. Hairston                 2005  255,001 106,372               0    93,690(6)   18,000      6,480(12)
EVP & COO, HHC                   2004  228,462  86,623               0    83,910(6)   18,000       3,300(2)
                                 2003  210,577  89,921               0    67,080(6)   18,000       5,000(2)

Richard T. Hill                  2005  190,000  67,547               0    46,845(7)    9,000      3,240(13)
EVP & Sr. Retail Officer, HHC    2004  176,731  56,862               0    41,955(7)    9,000       5,000(2)
Hancock
                                 2003  168,077  58,632               0    33,540(7)    9,000       5,000(2)

Clifton J. Saik                  2005  239,001  87,941               0    46,845(8)    9,000      3,240(13)
EVP & Sr. Trust Officer, HHC     2004  230,597  62,435               0    41,955(8)    9,000              0
                                 2003  225,577  89,510               0    33,540(8)    9,000              0

(1)  For 2005 contains $63,500 for  reimbursement  of life insurance  premium which replaces a previous split-dollar life insurance policy;  these annual payments are payable until 2013; and $43,566 for tax gross up on insurance premium.  For 2004 contains $63,500 for reimbursement of life insurance premium;
     and  $69,761  for tax  gross up on  insurance  premium  &  forgiveness  of debt.  In the  event of Mr.
     Schloegel's  death,  either  before  or  after  retirement,  such  benefits  shall be  payable  to his beneficiaries.
(2)  Deferred Compensation.
(3)  On December 31, 2005, Mr.  Schloegel held 18,000  restricted  shares in the aggregate,  at a value of $680,580.
(4)  On December 31,  2005,  Mr. Seal held 18,000  restricted  shares in the  aggregate,  at a value of
     $680,580.
(5)  On December 31, 2005,  Mr. Chaney held 9,000  restricted  shares in the  aggregate,  at a value of
     $340,290.
(6)  On December 31, 2005, Mr. Hairston held 9,000  restricted  shares in the aggregate,  at a value of
     $340,290.
(7)  On December  31,  2005,  Mr. Hill held 4,500  restricted  shares in the  aggregate,  at a value of
     $170,145.
(8)  On December  31,  2005,  Mr. Saik held 4,500  restricted  shares in the  aggregate,  at a value of
     $170,145.
(9)  Awards for the calendar  year 2005 were awarded  February 21, 2005, a total of 21,000  shares were awarded to these  executives at the price of $31.23 per share.  Awards for the calendar year 2004 were awarded  January 8, 2004, a total of 21,000  shares were awarded to these  executives  at the price of
     $27.97 per share.  Awards for the calendar  year 2003 were awarded  January 6, 2003, a total of 21,000 shares were awarded to these executives at the price of $22.36 per share.
(10) Dividends are paid on 18,000 shares of restricted stock.
(11) For 2004 and going  forward the  reporting  of Bonus was  revised to reflect  the amounts  paid in given year. In previous years, Bonus was reported for the year in which it was earned.
(12) Dividends paid on 9,000 shares of restricted stock.
(13) Dividends paid on 4,500 shares of restricted stock.
(14) Contains economic benefit of life insurance $13,529.04

Option Grants

         Shown below is  information  on grants of stock options  pursuant to the Company's  incentive plan during 2005 to the named  executives in the Executive  Compensation  Table above.  Restricted  Stock Awards are disclosed under the Executive Compensation Table.

                                   Stock Option Grants in Last Fiscal Year
                                   ---------------------------------------
                                              Individual Grants
                                                                                Potential
                                                                                Realizable Value

                       Options       Percent of    Option         Expiration    Grant Date
 Name                  Granted       Total Granted Price ($)      Date          Present
                                                                                Value($)(3)
--------------------   ----------    ------------- -----------    -----------   -------------
 George A. Schloegel    24,999        6.57%        $31.20  (1)    01-13-2015    $336,487

 Leo W. Seal, Jr.        9,986        0.77%        $31.20  (1)    01-13-2015    $134,412
                         2,913        2.63%        $34.32  (2)    01-13-2010    $ 27,004

 Carl J. Chaney         18,000        4.73%        $31.20  (1)    01-13-2015    $242,280

 John M. Hairston       18,000        4.73%        $31.20  (1)    01-13-2015    $242,280

 Richard T. Hill         9,000        2.36%        $31.20  (1)    01-13-2015    $121,140

 Clifton J. Saik         9,000        2.36%        $31.20  (1)    01-13-2015    $121,140

------------------
(1)      Non-qualified stock options were issued at the fair market value on the date of grant,
         01-13-2005, with a vesting schedule of 20% per year beginning 01-13-2006.
(2)      Incentive stock options were issued at 110% of the fair market value on the date of grant,
         01-13-2005.
(3)      Value was calculated using the Black-Scholes option valuation model.

Option Exercises

          The  following  Table sets forth  certain  information  regarding  individual  exercises of stock options during 2005 and  unexercised  options  granted to each of the named  executives and held by them at the end of 2005.

                            AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                                   AND FISCAL YEAR END OPTION/SAR VALUES

                                                Number of securities underlying    Value of unexercised in-the-money
                                                   unexercised options/SARs              options/SARs (1)
                     Shares Acquired      Value
 Name                  On Exercise      Realized    Exercisable    Unexercisable   Exercisable    Unexercisable
-------------------- ----------------- ----------   ------------   -------------   ------------   ---------------
 George A. Schloegel      33,000       $531,060      16,002(2)       7,500(3)     $3,129,278       $178,575
                                                     82,496(3)
                                                      4,998(4)
                                                     11,998(5)
                                                     53,001(6)

 Leo W. Seal, Jr.              0          $0.00      29,683(2)              0     $1,906,198              0
                                                     32,812(3)
                                                     17,184(4)
                                                      4,203(5)
                                                     20,067(6)

 Carl J. Chaney            3,600        $57,528      32,996(3)       3,000(3)     $1,407,830        $71,430
                                                     10,798(5)
                                                     43,202(6)

 John M. Hairston              0          $0.00      37,496(3)       3,000(3)     $1,592,870        $71,430
                                                      4,500(4)
                                                     10,798(5)
                                                     43,202(6)

 Richard T. Hill               0          $0.00      20,623(3)       1,875(3)       $808,134        $44,644
                                                      5,398(5)
                                                     21,602(6)

 Clifton J. Saik               0          $0.00      17,250(3)       1,500(3)       $718,448        $35,715
                                                      5,398(5)
                                                     21,602(6)

--------------------
(1)  Based on closing price on the NASDAQ National Market System of $37.81 on December 31, 2005.
(2)  Stock options are exercisable six months after the date of grant.
(3)  Stock Options granted are exercisable 25% after the first year, then an additional 25% for each of the next three years.
(4)  Stock Options granted are exercisable one year after the date of the grant.
(5)  Stock Options granted are exercisable 20% after the first year, then an additional 20% for each of the next four years.
(6)  Accelerated vesting of options on 12-21-2005.
Director's Fees

Directors of Hancock Holding Company (HHC) who are not also employees of Hancock Bank or Hancock Bank of Louisiana or Hancock Bank of Florida receive $600 for each HHC board meeting attended and $400 for each Bank board meeting attended. All other Hancock Bank Directors who are not also employees of Hancock Bank receive $275 for each Bank board meeting attended. Hancock Bank of Louisiana Directors who are not also employees of Hancock Bank or Hancock Bank of Louisiana receive $275 for each Hancock Bank of Louisiana board meeting attended. Hancock Bank of Florida Directors who are not also employees of Hancock Bank or Hancock Bank of Florida receive $275 for each Hancock Bank of Florida board meeting. Directors of Hancock Bank or Hancock Bank of Louisiana or Hancock Bank of Florida who are not also employees of any Bank and attend regional board meetings receive $250 for each meeting attended. Directors who are also not employees of Hancock Bank or Hancock Bank of Louisiana or Hancock Bank of Florida and are members of a Bank committee, also receive $225 for each committee meeting attended, and $100 for each loan committee attended.

Hancock Holding Company Directors who are not also employees of the Company received a $12,000 retainer in addition to their meeting fees. Hancock Bank, Hancock Bank of Louisiana or Hancock Bank of Florida directors who are also not employees of the Company received a bonus based upon the number and type of meetings attended during the year in amounts up to $6,000.

From time to time the Company will initiate new business referral programs for all Directors of the Company who are also not employees. In 2005, the Company offered a voluntary referral program to these Directors. Directors earned one (1) point for every $1,000 in new business referred to the Company. At year-end, the points were tallied and $1.00 was paid to the Directors for every point. Twelve (12) Directors of the Company and subsidiaries earned an incentive in the 2005 plan. The Company purchased shares off the open market equivalent to the number of dollars each Director earned.

Pension Plan

Hancock Bank, along with its affiliated companies, maintains a pension plan (the "Pension Plan") covering all full-time and part-time employees (including executive officers of the Company who are also employees of the Banks) who have completed one (1) year of service, have attained 21 years of age, and worked a minimum of 1,000 hours during the calendar year.

The table set forth shows the estimated annual base payments payable under the present benefit formula to persons retiring upon attainment of age 65 in the indicated earnings classifications and with the indicated number of years of service for purposes of computing retirement benefits.

                                           Pension Plan Table(1)(2)(3)

          Pay ($)                                        Years of Service
                       15           20          25         30         35          40         45          50
       50,000         9,742       13,680      17,638      24,258     28,461      32,664     36,868     41,071
       100,000       21,742       30,180      38,617      52,119     61,126      70,132     79,139     88,146
       150,000       33,742       46,680      59,617      79,980     93,790     107,600    121,411    135,221
       200,000       45,742       63,180      80,617     107,841    126,454     145,068    163,682    182,296
       250,000       48,142       66,480      84,817     113,413    132,987     152,562    172,137    191,711

      (1) This table reflects the normal form of benefit under the Pension Plan which is a life annuity with no payments guaranteed.
      (2) The table also reflects the IRC Section 401(a)(17) which limits compensation for Pension Plan purposes to $210,000 for 2005.
      (3) The annual IRC Section 415 limit for maximum benefit is $170,000 for a life annuity. The Section
          415 limit is indexed so that these amounts may eventually be paid.

Earnings covered by the Pension Plan consist of base salary and do not include bonuses. The benefit amounts are not subject to reduction for social security benefits, but social security amounts were taken into account under the benefit formula. Covered compensation for the named executive officers as of the end of the last calendar year is the IRC Section 401(a)(17) or $210,000.

Assuming continued employment, the retirement age for Messrs. Schloegel, Chaney, Hairston, Hill and Saik will be age 65. Mr. Seal has attained normal retirement age.

Alternate Pension Plan

In addition to the qualified defined benefit pension plan, Mr. Schloegel has an additional non-qualified defined benefit plan. This non-qualified plan provides additional benefits to Mr. Schloegel upon retirement. This plan was designed to provide Mr. Schloegel with retirement benefits equivalent to 75% of his final base pay and bonus as an employee. Under the terms of these agreements and upon retirement at or after normal retirement age, Mr. Schloegel will receive monthly benefits of $17,325 for 240 months. In the event of Mr. Schloegel’s death, either before or after retirement, such benefits shall be paid to his beneficiaries. If Mr. Schloegel’s employment terminates for any reason other than retirement at or after normal retirement age or death, no monthly benefits will be paid. Although the obligations of the Company under these agreements are unfunded and unsecured promises to pay, these plan expenses will be fully accrued on the general ledger prior to Mr. Schloegel’s retirement.

Change of Control Arrangements

The Company does not have employment contracts with the executive officers named in the Summary Compensation Table. Each of the named executives, however, has a change of control agreement that, among other things, assures the individual of at least three year’s employment (or, in certain instances, severance payments) in the event of a change of control of the Company. If the executive is terminated by the Company after the change of control except for cause or as a result of the executive’s disability, then the executive is entitled to a severance payment equal to a percentage of base salary and bonus, which percentage varies depending on the executive’s agreement with the Company from 49% to 199%. The executive is also entitled to a severance payment if the executive resigns because of a material change in duties or relocation as the result of the change of control of the Company.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

Compensation Committee Interlocks and Insider Participation

The following directors currently serve as members of the Compensation Committee of Hancock Holding Company's Board of Directors: Frank E. Bertucci, Compensation Committee Chairman, J.F. Boardman and Charles H. Johnson. Victor Mavar, Director Emeritus of the Company, also served as a member of the Compensation Committee during the year. The Compensation Committee met five times in 2005.

There are no relationships that would create a compensation committee interlock as defined under applicable SEC regulations.

Role and Purpose of the Compensation Committee

The primary purpose of the Compensation Committee (the “Committee”) is to aid the Board of Directors (the “Board”) in discharging its responsibilities relating to the compensation of the Company’s Chief Executive Officer and other officers of the company and its subsidiaries having the rank of Executive Vice President or higher and who report directly to the Chief Executive Officer (referred to herein as “executive officers”). The Committee has overall responsibility for evaluating and approving the Company’s compensation plans, policies and programs. The Compensation Committee also oversees the preparation of and approves the annual Committee report on executive compensation for inclusion in the Company’s proxy statement. The Compensation Committee Charter, which further outlines the Committee’s responsibilities and duties, appears on the Company’s website under Investor Relations - Corporate Governance - Committee Charters.

The following report from the Compensation Committee of the Board of Directors discloses the compensation policies applicable to the executive officers of the Company for 2005. Specific compensation figures of the Company’s named executives are made known in the Summary Compensation Table, the Stock Option Grant Table, the Stock Option Exercise Table, and the Pension Table.

Executive Officer Compensation

In determining the compensation to be paid to the Company’s executive officers in 2005, the Compensation Committee employed compensation policies designed to align executive officer compensation with the Company’s overall business strategy, values, and performance. These policies are intended to reward executives for long-term strategic management and the enhancement of shareholder value and to support a performance-oriented environment that rewards achievement of company goals.

The Company’s compensation program for executive officers currently includes the following: (1) a base salary structure that reflects the responsibilities of the position and individual performance, (2) an annual incentive plan which closely aligns compensation with the Company’s financial performance, and (3) annual incentive stock awards tied to the Company’s achievement of certain goals or milestones. The Committee believes this approach best serves the interest of stockholders by ensuring that executive officers are compensated in a manner that advances both the short- and long-term interests of shareholders.

From time to time, the Committee engages the services of a compensation consultant to assist the Compensation Committee. In 2004 a detailed analysis and competitive compensation review of all of the executive officers of the company, as well as certain other officers was conducted by Clark Consulting, Inc.

Base Salary

The Compensation Committee annually reviews the salary of the CEO. In addition, salaries paid to executive officers (other than Mr. Seal and Mr. Schloegel) are reviewed annually by the Chief Executive Officer (“C.E.O.”) of the Company and the Director of Human Resources based upon subjective assessment of the nature of the position, the contributions, experience and company tenure of the executive officer. The C.E.O. recommends base salary adjustments for all executive officers to the Compensation Committee.

Additionally, the Company utilizes multiple sources of compensation data to ensure the competitiveness; this process includes subscribing to and participating in a variety of compensation surveys, such as the Watson Wyatt Data Survey for Financial Institutions, the SNL Executive Compensation Survey, and Mercer Human Resource Consulting Surveys. These survey resources provide the Compensation Committee with comparative compensation data from the company’s market areas and its peer groups. This information is used by the Compensation Committee to ensure that it provides compensation opportunities comparable to its peer group, thereby allowing the Company to retain talented executive officers who contribute to the Company’s overall and long-term success. To validate this analysis, third-party compensation consulting services were retained and utilized in 2005.

Annual Incentive Plan

The 2005 Key Manager Incentive Plan is designed to focus executive officers towards improving three principle areas of performance: corporate, unit, and individual performance. To accomplish the focus, each of the three components are funded independently.

The corporate component uses three key performance measures areas: net earnings growth, average deposit growth, and average loan growth. The corporate component is weighted based on the level of corporate responsibility and impact each executive’s position carries.

The unit component is determined by each management sponsor. Each unit goal has a grading matrix established before the goals are communicated to the unit. The unit goals are stretch goals; they are not day to day tasks and activities but they are attainable with extraordinary effort.

The individual component allows for both quantitative goals and subjective measurement such as community involvement, “Team Contribution” and “Staff Development”. The subjective goals may be used when performance cannot be specifically determined by a single line-item goal. These subjective performance goals are kept to a minimum to ensure that the plan establishes and reward results that improve the overall performance of the company.

To maximize the effectiveness of this Annual Incentive Plan program, SMART (Specific, Measurable, Attainable, Results-Oriented, and Time Bound) goals are set. These goals incorporate a comprehensive approach that ensures each executive member is continuously aware of their performance within each category - corporate, unit, and individual.

Annual Incentive Stock Awards

The 1996 Hancock Holding Company Long-Term Incentive Plan (the “Long-Term Incentive Plan”) that was approved by the Company’s shareholders in 1996 was designed to provide annual incentive stock awards. The Long-Term Incentive Plan currently restricts the combined number of stock options and restricted stock awards to a maximum of 2% of the outstanding shares as reported in the Company’s previous year’s 10-K. Only 1/3 of the shares available for award each year may be awarded in restricted stock awards or performance stock awards.

In March of 2005, the stockholders of the Company approved Hancock Holding Company’s 2005 Long-Term Incentive Plan (“The Plan”). The Plan is designed to enable employees and directors to obtain a proprietary interest in the Company and to attract and retain outstanding personnel. The Plan provides that awards for up to an aggregate of Five Million (5,000,000) shares of the Company’s Common Stock may be granted during the term of the Plan. The Plan limits the number of shares for which awards may be granted during any calendar year (the “Plan Year”) to two percent (2%) of the outstanding Company’s Common Stock as reported in the Company’s Annual Report on Form 10-K for the fiscal year ending immediately prior to that Plan Year. No awards have been granted under the 2005 Long-Term Incentive Plan.

Annually, the C.E.O. and the President of the Company assess the performance of the Company, the individual executive officer’s contributions, and the attainment of individual and departmental goals; this assessment is used to make recommendations to the Committee on executive long-term awards. Long-Term Incentives, both restricted stock awards and incentive stock options, are granted as an inducement for executives to enhance the growth of the Company and shareholder value.

Section 162(m)

Section 162(m) of the Code generally limits the corporate tax deduction for compensation in excess of $1 million that is paid to a named executive officer, unless certain performance-based conditions are met. In establishing and administering the Company’s compensation programs, the Compensation Committee intends to comply with the requirements of Section 162(m), although the Company retains the flexibility to pay compensation that is not eligible for such treatment under Section 162(m) if it is in the best interest of the Company to do so. At this time, however, the Compensation Committee does not anticipate the payment of any compensation to an executive officer that would be affected by this limit.

Chief Executive Officer and President Compensation

In determining the compensation for Mr. Schloegel, the Company’s Vice Chairman and Chief Executive Officer, the Compensation Committee considered overall performance of the Company in addition to publicly disclosed compensation of chief executive officers of other bank holding companies of similar asset size, performance, growth and demographics. Other factors considered by the Compensation Committee, include the following: overall performance in the fiscal year, income and earnings per share, non-interest revenue and income, various expense control criteria, deposit production and growth, loan production and growth, customer satisfaction, customer retention sales and referral revenues, development and expansion of the Company’s product lines, market areas and strategies, performance against top-quartile and regional peer groups, and other performance metrics as defined by the Committee.

In acknowledgement of the long time standing philosophy of Mr. Seal, President of the Company, and his father who served before him, and for his personal reasons, the Compensation Committee recognizes Mr. Seal’s compensation is relatively low in comparison to other Company Presidents of other comparable institutions. His compensation is the result of Mr. Seal’s express wishes, and is no way reflective of his performance, his ability as President of the Company, or his value to the Company.

HBHC Compensation Committee:

Frank E. Bertucci, Compensation Committee Chairman
J.F. Boardman, Jr.
Charles H. Johnson
Victor Mavar
CERTAIN TRANSACTIONS AND RELATIONSHIPS

Directors, Officers, and Principal Shareholders of the Company and their associates have been customers of the Banks from time to time in the ordinary course of business and additional transactions may be expected to take place in the future. All loans to such persons were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and did not involve more than the normal risk of collectability or embody other unfavorable features.

FIVE YEAR SHAREHOLDER RETURN COMPARISON

The U.S. Securities and Exchange Commission requires that the Company include in its Proxy Statement a line graph presentation comparing cumulative, five-year shareholder returns on an indexed basis with a performance indicator of the overall stock market and either a nationally recognized industry standard or an index of peer companies selected by the Company. The broad market index used in the graph is the NASDAQ Market Index. The peer group index is a group of financial institutions in the Southeast with approximate market capitalization ranging from $1.0 billion to $2.0 billion; a list of the Companies included in the index follows the graph.

BOARD COMMITTEES AND MEETINGS
Audit Committee

The Company has an Audit Committee, which is currently composed of independent directors (as the term independent is defined by NASDAQ listing standards) Frank E. Bertucci, J. F. Boardman, Jr., James H. Horne, and Christine L. Smilek. The Company’s Board of Directors has determined that Ms. Smilek, a practicing CPA, is an audit committee financial expert as that term is defined in pertinent regulations. She also serves as Chairperson of the Audit Committee. The Audit Committee may from time to time call upon certain advisers including directors of the Company’s subsidiaries and director emeriti. The Audit Committee acts pursuant to a written Audit Committee Charter, a copy of which was attached as Appendix A to the 2004 Proxy Statement and which is available on the Company’s website under Investor Relations Corporate Governance - Committee Charters. The Audit Committee oversees the operation of the Company’s Audit Department and makes recommendations to the Board of Directors concerning the independent accountants for the Company and its subsidiaries. The Audit Committee met eleven (11) times during 2005. The Audit Committee’s Pre-Approval Policies and Procedures were attached as Appendix B to the 2004 Proxy Statement.

Compensation Committee

The following directors currently serve as members of the Compensation Committee of Hancock Holding Company's Board of Directors: Frank E. Bertucci, Compensation Committee Chairman, J.F. Boardman and Charles H. Johnson, Sr. Victor Mavar, Director Emeritus of the Company, also served as a member of the Compensation Committee during the year. The Compensation Committee met five times in 2005.

There are no relationships that would create a compensation committee interlock as defined under applicable SEC regulations.

Role and Purpose of the Compensation Committee

The primary purpose of the Compensation Committee (the “Committee”) is to aid the Board of Directors (the “Board”) in discharging its responsibilities relating to the compensation of the Company’s Chief Executive Officer and other officers of the company and its subsidiaries having the rank of Executive Vice President or higher and who report directly to the Chief Executive Officer (referred to herein as “executive officers”). The Committee has overall responsibility for evaluating and approving the Company’s compensation plans, policies and programs. The Compensation Committee also oversees the preparation of and approves the annual Committee report on executive compensation for inclusion in the Company’s proxy statement. The Compensation Committee Charter, which further outlines the Committee’s responsibilities and duties, appears on the Company’s website under Investor Relations - Corporate Governance - Committee Charters.

Nominating Committee

The Company has a Nominating Committee consisting of three (3) independent directors (as the term independent is defined by NASDAQ listing standards) James B. Estabrook, Jr. (Chairperson), James H. Horne, John H. Pace and Christine L. Smilek. The Nominating Committee provides oversight on a broad range of issues surrounding the composition and operation of the Board of Directors of Hancock Holding Company. The Nominating Committee has a charter which is available on the Company's website under Investor Relations - Corporate Governance - Committee Charters. The Nominating Committee met four (4) times in 2005.

Nominations for the election to the Board of Directors, other than those made by or at the direction of the Board of Directors, may be made by a shareholder by delivering written notice to the Company’s Corporate Secretary not less than fifty (50) nor more than ninety (90) days prior to the meeting at which directors are to be elected, provided that the Company has mailed the first notice of the meeting at least sixty (60) days prior to the meeting date. If the Company has not given such notice, shareholder nominations must be submitted within ten (10) days following the earlier of: (i) the date that notice of the date of the meeting was first mailed to the shareholders, or (ii) the date on which public disclosure of such date was made.

The shareholder’s notice must set forth as to each nominee: (i) the name, age, business address and residence address of such nominee; (ii) the principal occupation or employment of such nominee; (iii) the class and number of shares of the Company’s Common Stock which are beneficially owned by such nominee; and (iv) any other information relating to such nominee that may be required under federal securities laws to be disclosed in solicitations of proxies for the election of Directors. The shareholder’s notice must also set forth as to the shareholder giving notice: (i) the name and address of such shareholder; and (ii) the amount of such shareholder’s beneficial ownership of the Company’s Common Stock.

If the information supplied by the shareholder is deficient in any material aspect or if the foregoing procedure is not followed, the chairman of the Annual Meeting may determine that such shareholder’s nomination should not be brought before the meeting and that such nominee shall not be eligible for election as Director of the Company.

It is the Nominating Committee’s policy to consider director candidates recommended by stockholders who appear to be qualified to serve on the Company’s Board of Directors. The Nominating Committee may choose not to consider an unsolicited recommendation if no vacancy exists on the Board of Directors and the Nominating Committee does not perceive a need to increase the size of the Board of Directors. The Nominating Committee will consider only those director candidates recommended in accordance with the procedures set forth below.

Procedures to be followed by Stockholders

To submit a recommendation of a director candidate to the Nominating Committee, a shareholder should submit the following information in writing, addressed to the Chairman of the Committee, care of Paul D. Guichet, Vice President, Investor Relations, at the main office of the Company:

1. The name of the person recommended as a director candidate;

2. All information relating to such person that is required to be disclosed in solicitations of proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended;

3. The written consent of the person being recommended as a director candidate to being named in the proxy statement as a nominee and to serve as a director if elected;

4. As to the shareholder making the recommendation, the name and address, as they appear on the Company's books, of such shareholder; provided, however, that if the shareholder is not a registered holder of the Company's common stock, the shareholder should submit his or her name and address along with a current written statement from the record holder of the shares that reflects ownership of the Company's common stock; and

5. A statement disclosing whether such shareholder is acting with or on behalf of any other person and, if applicable, the identity of such person.

Minimum Qualifications

The Nominating Committee has adopted a set of criteria that it considers when it selects individuals to be nominated for election to the Board of Directors. First a candidate must meet the eligibility requirements set forth in the Company’s bylaws. A candidate also must meet any qualification requirements set forth in any Board or Committee governing documents.

The Nominating Committee will consider the following criteria in selecting nominees: financial, regulatory and business experience; familiarity with and participation in the local community; integrity, honesty and reputation; dedication to the Company and its stockholders; independence; and any other factors the Nominating Committee deems relevant, including age, diversity, size of the Board of Directors and regulatory obligations.

The Board of Directors of the Company met a total of thirteen (13) times during the year ended December 31, 2005. During 2005, all Directors attended 75% or more of the aggregate of the total number of meetings of the Board of Directors and the total number of meetings held by committees on which they served.

The Company has implemented a shareholder communication process to facilitate communication with its Board of Directors. All shareholder communications to the Board of Directors should be forwarded to the attention of Paul D. Guichet, Vice President-Corporate Investor Relations Department, Hancock Holding Company, P.O. Box 4019, Gulfport, MS 39502. Email address; Paul_Guichet@hancock bank.com.

It is the Company’s policy that members of the Board of Directors attend the annual meeting of shareholders. At the 2005 annual meeting, eight directors of the Company were in attendance.

PRINCIPAL ACCOUNTING FIRM FEES

During the last two (2) fiscal years, the Company paid its independent auditors fees and out of pocket expenses as follows:

Audit Fees. The aggregate fees billed by KPMG LLP for professional services rendered for the audit of the Company’s annual financial statements for the fiscal year ended December 31, 2005 and for the review of the financial statements included in the Company’s Quarterly Reports on Form 10-Q for that fiscal year were $820,025 and for the fiscal year ended December 31, 2004, the aggregate fees billed for such services were $934,200.

Audit-related Fees. The aggregate fees billed by KPMG LLP for assurance and related services that were reasonably related to the audit of the Company’s annual financial statements for the fiscal year ended December 31, 2005 were $138,675. For the fiscal year ended December 31, 2004, the aggregate fees billed for such services were $99,825.

Tax Fees. The aggregate fees billed for professional services rendered by KPMG LLP for tax compliance, tax advice and tax planning for the fiscal year ended December 31, 2005 were $142,490. For the fiscal year ended December 31, 2004, the aggregate fees billed for such services were $231,224.

All Other Fees. None incurred for the fiscal years ending December 31, 2005 and December 31, 2004.

The Audit Committee has considered whether the provision of non-audit services is compatible with maintaining the principal accountant’s independence. For 2005 the Audit Committee approved all the services described above in accordance with its Pre-Approval Policies, which were attached to the 2004 Proxy Statement as Appendix B.

REPORT OF THE AUDIT COMMITTEE

Notwithstanding anything to the contrary set forth in any of the Company’s filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, the following report of the Audit Committee shall not be incorporated by reference into any such filings and shall not otherwise be deemed filed under such acts.

With respect to fiscal 2005, the Audit Committee has reviewed and discussed the audited financial statements with management. The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards 61, Communications with Audit Committees, as amended by Statement on Auditing Standards 90, Audit Committee Communications. The Audit Committee received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, Independent Discussions with Audit Committee, and has discussed with the independent auditors the auditor’s independence.

The Audit Committee has discussed with the Company’s management and independent auditors the process used for certifications by the Company’s Chief Executive Officer and Chief Financial Officer which are required by the Securities and Exchange Commission and the Sarbanes-Oxley Act of 2002 for certain of the Company’s filings with the Securities and Exchange Commission. The Board of Directors adopted a new Audit Committee charter, which meets the new requirements of the Sarbanes-Oxley Act of 2002, and new rules promulgated by the Securities and Exchange Commission.

Based on the review and discussions referred to above, the Audit Committee has recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2005 for filing with the Securities and Exchange Commission.

Submitted by the Company's Audit Committee:

Frank E. Bertucci           J. F. Boardman, Jr.           James H. Horne               Christine L. Smilek
ADDITIONAL INFORMATION

The Annual Report of the Company for the fiscal year ended December 31, 2005 is enclosed. The Annual Report is not to be regarded as proxy soliciting material. Any shareholder who has not received an Annual Report may obtain one from the Company. The Company also will provide, without charge, copies of its Annual Report on Form 10-K for the year ended December 31, 2005, as filed with the U. S. Securities and Exchange Commission. Shareholders wishing to receive a copy of the Annual Report on Form 10-K are directed to write Paul D. Guichet, Vice President - Investor Relations, at the address of the Company.

PROPOSALS FOR 2007 ANNUAL MEETING

Any shareholder who wishes to present a proposal at the Company’s next Annual Meeting and who wishes to have the proposal included in the Company’s Proxy Statement and form of Proxy for the meeting must submit the proposal to the undersigned at the address of the Company not later than November 1, 2006. After this date, a stockholder who intends to raise a proposal to be acted upon at the 2007 annual meeting of shareholders must inform the Company in writing no later than December 14, 2006. If notice is not provided by that date, the Company’s Board of Directors may exclude such proposal from being acted upon at the 2007 meeting. Further, the persons named in the Company’s Proxy for the 2007 Annual Meeting will be allowed to exercise their discretionary authority to vote upon such proposal without the matter having been discussed in the Proxy Statement for the 2007 Annual Meeting.

By Order of the Board of Directors

/s/ Leo W. Seal, Jr.                                          /s/ George A. Schloegel
-----------------------------------                          ----------------------------------
Leo W. Seal, Jr.                                             George A. Schloegel President
President                                                    Chief Executive Officer

Dated:  March 3, 2006

                                          HANCOCK HOLDING COMPANY
                                              P. O. BOX 4019
                                            GULFPORT, MS 39502

                          P R O X Y   F O R   2 0 0 6   A N N U A L   M E E T I N G

                        This Proxy is Solicited on Behalf of the Board of Directors

KNOW ALL MEN BY THESE PRESENTS that the  undersigned  shareholder of Hancock Holding  Company,  does hereby nominate,  constitute,  and appoint  Joseph F.  Boardman,  Jr. and Leo W. Seal,  Jr., and each of them,  as proxies (with full power of  substitution),  and hereby  authorizes  them to vote upon all matters that may properly  come  before the  meeting  including  the  matters  described  in the Proxy  Statement  furnished herewith,  subject to any directions  indicated  below,  with full power to vote all shares of Common stock of Hancock  Holding  Company held of record by the  undersigned on February 14, 2006, at the annual meeting of stockholders to be held on March 30, 2006, or any  adjournment(s)  thereof.  IF NO DIRECTIONS ARE GIVEN,
THE PROXIES WILL VOTE WITH THE BOARD OF  DIRECTORS'  RECOMMENDATION  FOR EACH OF THE DIRECTORS AS INDICATED
IN ITEM 1 AND ITEM 2.

                       The Board of Directors Recommends you vote FOR Items 1 and 2.

MANAGEMENT PROPOSALS:

Item 1. The election of the  following  four (4) persons as  directors,  to serve until the Annual  Meeting in 2009,  or until  each  person's  successor  has been  elected  and  qualified.  (INSTRUCTION;
        AUTHORITY TO VOTE FOR ANY NOMINEE MAY BE WITHHELD BY LINING  THROUGH OR  OTHERWISE  STRIKING OUT
        THE NAME OF ANY NOMINEE.)

           ALTON G. BANKSTON [   ]>         JAMES H. HORNE   [   ]

                           GEORGE A. SCHLOEGEL  [   ]                 CHRISTINE L. SMILEK  [  ]

              For all nominees except as indicated [   ]   Withhold authority to vote for all nominees  [   ]

Item 2. Approval of the appointment of KPMG LLP as independent accountants for the Company.

                                     FOR [   ]        AGAINST [   ]              ABSTAIN [   ]

------------------------------------------------------------------------------------------------------------

                                                                       DATED:________________________, 2006

                                                                       Signature:  ________________________

                                                                       Signature:  ________________________

                                                                       When signing as attorney, executor,
                                                                       trustee, or guardian, please give
                                                                       full title.  If more than one
                                                                       trustee, all should sign.  All
                                                                       joint owners must sign.

                                                                       Number of shares: __________________

                                                                       IF YOU PLAN TO ATTEND THE MEETING,
                                                                       PLEASE CHECK HERE [  ]
                                                                       WHETHER  OR NOT YOU PLAN TO  ATTEND,
                                                                       PLEASE SIGN AND RETURN AT ONCE.